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Modern Woodmen of America                                                                                                   VARIABLE
Variable Product Administrative Center                                                                                UNIVERSAL LIFE
PO Box 9284                                                                                                              APPLICATION
Des Moines, Iowa  50306-9284

                           Certificate # (Home Office/Administrative Center Use Only)________________________________
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REGISTERED REPRESENTATIVE NAME:                                AGENCY     AGENT NUMBER    RANK     SPLIT         PHONE #      MAIL
(FIRST, MIDDLE, LAST, SUFFIX)                                  NUMBER                              RATIO%                      TO
----------------------------------------------------------- ------------- -------------- -------- ---------- ---------------- ------
#1                                                                                                                             / /
----------------------------------------------------------- ------------- -------------- -------- ---------- ---------------- ------
#2                                                                                                                             / /
----------------------------------------------------------- ------------- -------------- -------- ---------- ---------------- ------

  ----------------------------------------                       ---------------------------------------------
  Signature Registered Rep #1                                    Signature Registered Rep #2

All references to "the Society" shall mean Modern Woodmen of America.

SECTION A - APPLICATION FOR LIFE INSURANCE (PLEASE PRINT)

INDICATE TYPE OF CASE, COMPLETE THE NECESSARY SECTION(S) AND SEND NEW BUSINESS APPLICATION TO MWA FINANCIAL SERVICES OR CHANGE
APPLICATIONS TO THE ADMINISTRATIVE CENTER.
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TYPE OF APPLICATION                                                                         COMPLETE THESE SECTIONS
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 / / NEW BUSINESS
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  / / Application for new insurance (NOT resulting from exchange/conversion/replacement)
  / / INTERNAL Exchange/Conversion/Replacement-MWA Cert #____________                       Sections B, C, D, E, F & Authorization
               / / Retain Balance     / / Cancel Balance                                    Supplements 1-4 (if applicable)
                                      Contract # _________________________                  EFT (if applicable)
  / / Exercise GPO or GIB option  Cert # ___________ Amount ________                        Registered Representative Certification
               / / Regular Option     / / Alternate Option (Submit Proof of Event)          Conditional Receipt
  / / Trial Application  or a  / / Preliminary Trust (DO NOT SUBMIT PREMIUM)                Suitability Supplement
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 / / CERTIFICATE CHANGE
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On Certificate # _________________________
      / /    Increase VUL specified amount* by $________ OR to $__________
      / /    Change to Non-tobacco rates*
      / /    Change to Preferred rates*
      / /    Add Waiver of Charges*
      / /    Add Guaranteed Insurability Option*                                            For "*"  Complete:
      / /    Exercise GIO to increase VUL specified amount by $____________                 Section B - Proposed Insured
      / /    Term Conversion of $___________ from Certificate #____________                 Sections E, F & Authorization
                      / / Retain Balance          / / Cancel any term balance               Supplements 1-4 (if applicable)
      / /    Increase Billed Premium to $___________________
      / /    Additional One Sum Payment $___________________                                On all Increases, also complete:
      / /    Reconsider rating or exclusion rider* (give details)                           Section C - Plan & Amount
             ________________________________________________________________               Section D of the Suitability Supplement
      / /    Other (be specific)                                                            Conditional Receipt
             ________________________________________________________________
             ________________________________________________________________
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 / / REINSTATEMENT
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                                                                                            Section B - Proposed Insured
     Of Certificate #(s) ____________________                                                        Sections E, F & Authorization
                                                                                            EFT (if applicable)
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ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE
INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES.

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VMW-120 (02-02)                                                1
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SECTION B - PERSONAL INFORMATION   (PLEASE PRINT)
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PROPOSED INSURED  -     / / TOBACCO USE     / / NON-TOBACCO USE
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 1. Complete Name (First, Middle, Last, Suffix)                            2. List any other names used in the past

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 3. Sex         4. Age     5. Birth Date(MM-DD-YYYY)   6. Birth State      7. Social Security #       8. Driver's License #/State

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 9a.  Address                                                              9b. City                   9c. State      9d. ZIP

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10a. Home Phone #                      10b.  Work Phone #                  10c. Best Time to Call     10d.  Call
                                                                                                          / / Home  / / Work
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11a. Job Title/Duties                                                      11b. Employer Name

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12a. Annual earned income - Gross                                          12b. Net Worth

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  APPLICANT (IF PROPOSED INSURED IS UNDER AGE 16)
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13. Name (First, Middle, Last, Suffix)                                     14. Social Security #     15. Relationship to Proposed
                                                                                                    Insured

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16a. Mailing Address                                                       16b. City                 16c. State       16d. ZIP

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17.  With whom does Child live? / / Applicant / / Other (Name &            18. Applicant's Support    19. Life Insurance in force on
relationship) (If child does not live with parent, explain)                of Child                   Applicant $_____________
                                                                           / / Full / / Part / / None (If less than child, explain.)

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CAMP
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20.  Is Proposed Insured now a member of this Society?:  / / Yes, Certificate # ___________________     Camp #________________
                                                         / / No, Assign to Camp # _________________
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SECTION C - LIFE INSURANCE APPLIED FOR:

PLAN
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1a./ / Variable Universal Life                    1b.  Specified Amount  $                    1c.  Death benefit option
   / / __________________                                                                          / / Level - Type 1
                                                                                                   / / Increasing - Type 2

1d.  Billed premium amount                        1e.  Check box if NO billings are to be
     $ __________________                              sent: / /
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RIDERS FOR VUL INSURANCE:
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2a. / /  Guaranteed Insurability Option                                     2d. / / Death Benefit Guarantee

         Amount $__________________________________                         2e. / / Other - Be specific _______________________

2b. / /  Waiver of Charges                                                  2f. / / Other - Be specific _______________________

                                                                                Accelerated Benefits Rider is added automatically
2c. / /  Cost of Living Increase                                                without additional charge in states where available.
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PREMIUMS:
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3a.  Method:    / / Electronic Funds Transfer (EFT)     / / Salary Allotment    / / Direct Billing

3b.  Frequency: / / Annual      / / Semiannual          / / Quarterly           / / Monthly (not available on Direct Billing)

3c.  EFT start date            3d. Submitted premium (not including transfer)
                                                                                3e. Transfer funds from Cert. #______________
________________________       $_____________________________________________       (Submit Certificate Service Request Form)
       (MM-DD-YYYY)


VMW-120 (02-02)                                                2
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SPECIAL REQUESTS:
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ADMINISTRATIVE/HOME OFFICE ENDORSEMENTS (HOME OFFICE USE ONLY):
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SECTION D - BENEFICIARY AND MODE OF SETTLEMENT

CHECK AND COMPLETE ONLY ONE OF THE ITEMS NUMBERED 1A-F FOR THE BENEFICIARY OF THE CERTIFICATE
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1a. / / PRINCIPAL BENEFICIARY(IES) - IN EQUAL SHARES TO EACH WHO SURVIVE THE INSURED:
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  Full Name (First, Middle, Last, Suffix)        Address, if other than shown in B9           SS#/TIN        RELATIONSHIP TO INSURED

  ----------------------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------------

       If no such Principal Beneficiary survives the Insured:
     CONTINGENT BENEFICIARY(IES) - IN EQUAL SHARES TO EACH WHO SURVIVE THE INSURED:
  FULL NAME (First, Middle, Last, Suffix)        ADDRESS, IF OTHER THAN SHOWN IN B9           SS#/TIN        RELATIONSHIP TO INSURED

  ----------------------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------------

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1b. / / SPOUSE PRINCIPAL BENEFICIARY - CHILDREN CONTINGENT BENEFICIARY
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  ____________________________________________________ , spouse of Insured, if living, otherwise equally to the surviving lawful children of the Insured.
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1c. / / SPOUSE PRINCIPAL BENEFICIARY - CHILDREN CONTINGENT BENEFICIARY - PER STIRPES
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  ____________________________________________________ , spouse of Insured, if living, otherwise to the lawful children of the
  Insured, share and share alike, except that if any child of the Insured is not living to receive any share of the proceeds apportioned to such child, the share of such deceased child's proceeds shall be paid in one sum to the surviving children of such child of the Insured, if any, in equal shares, otherwise to such of the children of the Insured as then may be living, in equal shares.
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1d. / / TRUSTEE(S) AS PRINCIPAL BENEFICIARY (LIVING TRUST)
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                                                                                , Trustee(s) or any successor trustee(s) under
        -----------------------------------------------------------------------
                              Name of Trustee(s)

     written agreement created by
                                       ---------------------------------------------------------------------------------------------
                                            Name of Grantors

     named                                                                      Dated                        , and any amendments
                  -------------------------------------------------------------          -------------------
                              Name of Trust                                               Month/Day/Year
     made thereto, or if the trust is terminated, to the Personal Representative of the estate of the Insured.
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1e. / / TRUSTEE(S) AS PRINCIPAL BENEFICIARY (TESTAMENTARY TRUST)
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     Trustee(s) or any successor or successors in trust under the Last Will of the Insured dated (Month/Day/Year) __________________
         Or any codicils thereto, or if no testamentary trust is included in the
         Last Will of the Insured, to the Personal Representative of the estate of the Insured.
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1f. / / INSURED'S ESTATE - THE PERSONAL REPRESENTATIVE OF THE ESTATE OF THE INSURED
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2. / / MODE OF SETTLEMENT: / /  Deposit at Interest  / / One Sum  / / Other ____________________________
(Unless otherwise specifically requested, the beneficiaries shall have the right to change the mode of settlement.)
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VMW-120 (02-02)                                                3
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COMPLETE FOR PROPOSED INSURED -

SECTION E - GENERAL QUESTIONS

HAS THE PROPOSED INSURED:                                                 YES   NO   Details to each "Yes" answer for questions 1-14
1.    Ever had an application for insurance or reinstatement              / /   / /  -Identify question # and give complete
      postponed, rated, canceled, refused or declined?                               details.

2.    Applied for any other life insurance that is still pending?         / /   / /

3.    Been in bankruptcy proceedings that are still pending?              / /   / /

4.    Lived or traveled outside the U.S. and Canada within the past       / /   / /
      12 months or plan to in the next 12 months?

5.    Any present or expected military service in the Armed Forces,       / /   / /
      Reserves, or National Guard?

6.    Been exempted, rejected or discharged by the Armed Forces,          / /   / /
      Reserves, or National Guard?

7.    Ever sought or received advice or treatment for use of              / /   / /
      alcohol?
      (IF "YES", COMPLETE SUPPLEMENT 1 - ALCOHOL)

8.    Used or received advice or treatment for any narcotic,              / /   / /
      stimulant, sedative, hallucinogenic, or habit forming drug?
      (IF "YES", COMPLETE SUPPLEMENT 2 - DRUG)

9.    Flown as a pilot, crew member or student pilot within the           / /   / /
      past 2 years or plan to fly as a pilot, crew member or student pilot in the future?  (IF "YES", COMPLETE SUPPLEMENT 3 -
      AVIATION)

10.   Within the past two years engaged in or plan to engage in           / /   / /
      rodeo events, racing, hang gliding, skin/scuba diving, or other avocations?  (IF "YES", COMPLETE SUPPLEMENT 4 -
      SPORTS/RODEO/AVOCATIONS )

11.   Been convicted of, or awaiting trial for, any crime other           / /   / /
      than a misdemeanor?

12.   Used nicotine or tobacco in any form within the past three          / /   / /
      years?
      / / Current use:
          Form and amount per day ___________________
      / / Not current, but within past three years:
          Date of most recent use ___________________
          Form and amount per day ___________________

13.   Had a driver's license suspended or revoked or had two or           / /   / /
      more moving violations or two or more motor vehicle accidents within the past three years?

14.   Had a conviction for DUI/DWI or reckless driving within the         / /   / /
      past five years?
------------------------------------------------------------------------------------
15.   Is the proposed insured a citizen of the United States?             / /   / /
      (If no, give complete details)
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16.   NAME, ADDRESS AND PHONE NUMBER OF PERSONAL PHYSICIAN(S). (IF NONE, STATE "NONE".) DATE AND REASON LAST SEEN.

      Doctor  _______________________________________________________ Phone # _____________________________
                          Name and address
      Reason last seen                                                        Date last seen
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      Doctor  _______________________________________________________ Phone # _____________________________
                          Name and address
      Reason last seen                                                        Date last seen
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      Doctor  _______________________________________________________ Phone # _____________________________
                          Name and address
      Reason last seen                                                        Date last seen
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VMW-120 (02-02)                                                4
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COMPLETE FOR PROPOSED INSURED -

SECTION F- MEDICAL QUESTIONS
                                                                                    Details to each "Yes" answer-Identify question #
1.   HEIGHT : _____ ft    ____ in                                                   - Circle specific condition, give date,
2.   WEIGHT:  ________ lbs                                                          duration, degree of recovery and name, address
                                                                                    and phone number of physicians/hospitals.
                                                                                    ------------------------------------------------

3.   HAS THE PROPOSED INSURED BEEN TOLD HE/SHE HAS OR HAD:                YES  NO

     A.  Epilepsy, convulsions, paralysis, severe headaches, mental       / / / /
         illness, or other disorders of the brain or nervous system?

     B.  Chest pain, heart attack, heart murmur, high blood pressure,     / / / /
         palpitation, stroke, or other disorders of the heart or circulatory system?

     C.  Asthma, emphysema, tuberculosis or other disorders of the        / / / /
         lungs, bronchial tubes, throat or respiratory system?

     D.  Ulcer, intestinal bleeding, colitis, hernia, hepatitis, or       / / / /
         other disorders of the stomach, intestines, liver or gall bladder?

     E.  Kidney stone, nephritis, blood or sugar in the urine or other    / / / /
         disorders of the kidney, urinary system, breasts or genital organs, including the prostate?

     F.  Diabetes, thyroid or other glandular disorders?                  / / / /

     G.  Immune system disorder?                                          / / / /

     H.  Arthritis, back trouble, gout, or other disorders of the         / / / /
         muscles, bones or joints?

     I.  Any disorder of the eyes, ears or skin?                          / / / /

     J.  Cancer, tumor or lymph node enlargement?                         / / / /

     K.  Any physical deformity or defect?                                / / / /

     L.  Any injury, disease, recurrent infection, condition or           / / / /
         disorder not indicated above?

4.   ARE YOU:
     A. Presently taking, or within the past year taken any medication, / / / / including medication for blood pressure, cholesterol or for any other reason?

     B.  Contemplating an operation, surgical procedure or biopsy?        / / / /

     C.  Contemplating medical or rehabilitative consultation             / / / /
         or treatment?

5.   HAVE YOU GAINED OR LOST WEIGHT IN THE PAST YEAR?  (If "Yes", give    / / / /
     pounds gained or lost and reason)

6.   HAVE ANY OF YOUR PARENTS, BROTHERS OR SISTERS EVER HAD CANCER,       / / / /
     STROKE, HEART DISEASE, DIABETES, MENTAL OR CONGENITAL DISORDER?
     (if deceased, give age at death and cause)

7.   DURING THE PAST FIVE YEARS, HAVE YOU HAD OR BEEN ADVISED TO
     HAVE:

     A.  An examination or physical checkup? (Give details in 7C)         / / / /
     B.  X-ray, electrocardiogram, blood studies, or any                  / / / /
        other laboratory tests or studies? (Give details in 7C)
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  C. DETAILS                 DATE     REASON FOR        RESULTS                   NAME/ADDRESS/PHONE # OF
     TEST DONE                        TEST                                        DOCTORS/HOSPITALS
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VMW-120 (02-02)                                                5
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SUPPLEMENT 1 - ALCOHOL SUPPLEMENT
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Name of Proposed Insured (First, Middle, Last, Suffix)
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1.  Degree and frequency of use at present or within one year:
    a.  If alcohol IS USED DAILY , indicate number of drinks per day
        / / None   / / 1-3   / / 4    / / 5    / / 6    / / 7    / / 8 or more
------------------------------------------------------------------------------------------------------------------------------------
    b.  If alcohol is NOT USED DAILY, indicate degree and frequency.
        / /  Mild intoxication more than six times per year (not more than six drinks on any one occasion.)
        / /  Usage less than described in "mild intoxication" above.  Describe__________________________________________
        / /  Usage more than described in "mild intoxication" above. Describe___________________________________________
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3.  Did you ever drink more than you do at present?     / / Yes    / / No

    If "Yes", give dates and complete #4 below.    From____________ to __________________
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4.  Degree and frequency of past use:
    a.  If alcohol WAS USED DAILY, indicate number of drinks per day.
        / / None   / / 1-3   / / 4    / / 5    / / 6    / / 7    / / 8 or more
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    b.  If alcohol was NOT USED DAILY, indicate degree and frequency.
        / /  Mild intoxication more than six times per year (not more than six drinks on any one occasion).
        / /  Usage less than described in "mild intoxication" above.  Describe:_________________________________________
        / /  Usage more than described in "mild intoxication" above.  Describe:_________________________________________
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5a. Have you ever stopped drinking?                5b.   When?                               5c.   Why?
    / / Yes     / /  No
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6a. Have you ever stopped and relapsed?            6b.   When?                               6c.   Why?
    / / Yes    / / No
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7.  Have you ever consulted a doctor or received treatment or counseling because of your alcohol use? / / Yes / / No
    If "Yes", name and address of doctor, hospital or treatment center and dates:

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8.  Are you now or have you ever been a member of Alcoholics Anonymous or any similar organization? / / Yes  / / No
    If "Yes", complete questions below:
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    a.  Presently active? / / Yes / / No                          b.  Date joined:               c.  How long active?
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     d.  Have any "slips" occurred? / / Yes  / / No               e.  If "Yes", when?
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Additional details

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SUPPLEMENT 2 - DRUG SUPPLEMENT
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1.   Name of Proposed Insured (First,Middle,Last,Suffix)
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2.   Check any drugs used within the past 10 years: / / Narcotics  / / Stimulants  / / Sedatives  / / Hallucinogenics
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3.   Details:

          TYPE OF DRUG                 HOW OFTEN USED                 DOSAGE OR AMOUNT USED                      DATES USED
                                                                                                            FROM             TO
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4.   Name, address and phone number of physician, therapist, counselor or facility by whom treatment or counseling was provided.


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Additional comments:


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                                                                  5a

VMW-120 (02-02)

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SUPPLEMENT 3- AVIATION SUPPLEMENT
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1.  Name of Proposed Insured (First,Middle,Last,Suffix)
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2.  Type of license now held                                                                     3.  Date of issue

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4.  Total solo hours                                                                             5.  Date of last flight

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6.  Certificate(s) held:
    / / IFR   / / ATR   / / Other (Describe)

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7.  Describe nature and purpose of flying                                                        8.  Type of plane flown

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9.  Ever had an aviation accident or violation?  / / Yes   / / No  (If "Yes", give details in 13.)

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10. Ever fly for pay?  / / Yes   / / No  (If "Yes", give details)

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11. If standard, unrestricted coverage cannot be offered, issue certificate with:  / / Extra Premium  / / Aviation Exclusion Rider
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12. Type of flying                          HOURS PAST 12 MONTHS               HOURS 1-2 YEARS AGO            HOURS CONTEMPLATED
                                                                                                                NEXT 12 MONTHS
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    Pilot-civilian
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    Student
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    Other (Describe)
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13. Additional details

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SUPPLEMENT 4 - SPORTS/RODEO/AVOCATIONS SUPPLEMENT
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1.   Name of Proposed Insured (First,Middle,Last,Suffix)                2.   Type of activity/sport/event

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2.   How long engaged in this activity?                                 4.   How often do you participate?

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5.   Date of last participation                                         6.   Where does activity take place?

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7.   If racing, make and type of auto or other vehicle                  8.   If racing, top speed attained

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9a.  Do you have any certification or rating?                           9b.  If "Yes", describe
        / / Yes  / / No
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                                                                        10b. If "Yes", which ones?
10a. Do you belong to any professional associations or clubs?
       / / Yes   / / No
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11a. Do you participate solely for pleasure?                            11b. If "Profit", explain
      / / Yes    / / No, for profit
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12.  Activity log
                PAST 12 MONTHS                                 1-2 YEARS AGO                        CONTEMPLATED NEXT 12 MONTHS
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13. Additional details (Include depth of dives, location, etc.)


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VMW-120 (02-02)                                                5b

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REPRESENTATIONS, AUTHORIZATION AND ACKNOWLEDGEMENT STATEMENT
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By signing this Application, I represent that the statements and answers in all parts of this Application and Supplements thereto are true and complete to the best of my knowledge and belief and it is agreed that:

  1.   All such statements and answers shall be the basis of any insurance issued.

  2.   Except as provided in the Conditional Receipt attached hereto, no insurance shall take effect unless and until the following conditions are met:

       a.  The certificate as applied for has been approved by the Society or if the certificate is issued other than as applied for, the certificate has been physically received and accepted by the Applicant;

       b.  The full initial premium has been received at our Administrative Center; and

       c.  No change in the health or insurability of the proposed insured has occurred to the best of the Applicant or Proposed
           Insured's knowledge.

  3.   No agent or medical examiner is authorized to pass on acceptability for insurance or to make, modify or discharge any contract of insurance or waive any of the Society's rights or requirements.

  4.   The right to change any Beneficiary is reserved to the Certificate Holder, unless otherwise requested.

  5.   In the case of any apparent errors or omissions found by the Society in this Application, the Society is hereby authorized to amend same by recording the change in the space provided for Administrative Center Endorsements.

  6.   If this Application is for other than new business, I further agree that:

       a.  This Application shall be considered an amendment and supplement to the original Application and shall form a part of the certificate;

       b.  The action requested shall not be effective until it has been approved by the Society and any required additional premium has been paid;

       c.  Acceptance of any endorsement or rider issued hereon, will constitute a ratification of such changes or omissions except that any change in amount, classification, or type of benefits shall be subject to written ratification;

       d.  The time limit on certain defenses or the contestable period, whichever is applicable, shall, with respect to any action taken by the Society on the basis of statements contained herein, be measured from the effective date of such action; and

       e.  If this Application is for reinstatement, the certificate benefits shall be as provided in the reinstatement provision.

  7.   I understand that the accumulated value of the certificate may go up or down depending on investment results and that there is no guaranteed minimum accumulated value or death benefit. I also understand that the amount or the duration of the death benefit may vary under the conditions described in the certificate.

I have been asked all questions on the Application and the answers are those given by me.

     -------------------------------------------------------------------------------------------------------------------------------
                                                                 CERTIFICATION
     UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

     1.  THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO
         ME), AND

     2.  I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (a) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (b) I HAVE NOT BEEN NOTIFIED
         BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL
         INTEREST OR DIVIDENDS, OR (c) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND

     3.  I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

     CERTIFICATION INSTRUCTIONS.  / / Check here if you have been notified by the IRS that you ARE currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.


     -------------------------------------------------------------------------------------------------------------------------------

VMW-120 (02-02)                                               6


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AUTHORIZATION AND ACKNOWLEDGEMENT STATEMENT

The Society or its reinsurers may obtain information about the Proposed Insured from: any physician; medical professional; hospital;
medical care facility; government agency; employer; insurance company or institution; consumer reporting agency; or Medical
Information Bureau, Inc. (MIB, Inc.). The purpose is to determine eligibility for insurance. The Society or its reinsurers may obtain personal information and any records available as to diagnosis, care, treatment and prognosis of any physical or mental condition, and may obtain an investigative consumer report.

To facilitate rapid submission of such information, all sources, except MIB, Inc., are authorized to give such information or records to any agency employed by the Society or its reinsurers to collect and transmit such information.

This Authorization includes information about mental health care, developmental disability care, and drug and alcohol abuse treatment. As it pertains to alcohol and drug information covered by federal regulation, this may be revoked at any time by written notice to the Society, but any action taken before my written notice is received by the Society will not be affected.

I further understand and acknowledge that the information authorized for release may include records which may indicate the presence of a communicable or venereal disease, which may include, but are not limited to, diseases such as hepatitis, syphilis, gonorrhea and the Human Immunodeficiency Virus, also known as Acquired Immune Deficiency Syndrome (AIDS).

The Society may disclose information to: its reinsurers, those who perform services for the Society or its reinsurers, those companies to which I have applied or may apply for life or health insurance or benefits, and the Society's affiliates for claims handling, servicing, underwriting, insurance marketing, and other purposes. Disclosure may also be made when required or permitted by law.

I understand that I have the right to see personal information collected about me, and have the right to correct any information which may be wrong. I understand that I may obtain a description of the Society's information practices by requesting one from my agent or the Society at the address provided with my certificate.

This Authorization is valid for two and one-half years from the date below. A copy of this Authorization shall be as valid as the original.

I have received a copy of this Authorization and the Important Notices, and have read the representations on the previous page.


Dated at (city and state)_________________________________  On (date MM-DD-YYYY)__________________________________



------------------------------------------------------------
Signature of Proposed Insured
(Signature of Applicant if Proposed Insured is under age 16)


------------------------------------------------------------
Signature of Registered Representative

VMW-120 (02-02)7                                              7

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                                                      MODERN WOODMEN OF AMERICA
------------------------------------------------------------------------------------------------------------------------------------
REGISTERED REPRESENTATIVE CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------
1.   Have any of the following been ordered or collected?
     a. Blood Profile  / / Yes   / / No
     b. Examination    / / Yes   / / No  (Indicate the "key" letter used for the medical requirements___________)

2.   Did you advise the Applicant and Proposed Insured that they may be contacted by the Society or its authorized representative
     for the completion of a consumer investigative report or personal history interview?          / / Yes   / / No

3.   Did you provide the Important Notices form to the Proposed Insured?                           / / Yes   / / No

4.   Did you see the Proposed Insured?                                                             / / Yes   / / No
     If "No" explain:______________________________________________________________________________

5.   Are you aware of any existing life insurance or annuities not otherwise disclosed in this application?   / / Yes   / / No
     If "Yes", please explain (including any proposed replacement):

     -------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------

6.   Are you aware of any proposed replacement not otherwise disclosed in this application?         / / Yes   / / No

7.   For any replacement, indicate the type of coverage proposed to be replaced:
     / / Term Life  / / Whole Life  / / Variable Life  / / Fixed Annuity  / /  Variable Annuity  / / Universal Life
     / / Other - be specific _________________________________________________________________________________________________

     a.  Advertising Materials:
         -  I certify that I used only Society-approved sales materials with this Application and that an original or copy of all sales materials was left with the Proposed Insured or Applicant.
         -  If an electronic sales illustration was used in the sales process, I certify that a printed copy was/will be provided to the Applicant no later than the date the certificate is delivered.

     b.  I certify that this Application is in accordance with the Society's written position with respect to the acceptability of replacements. (Refer to your reference manual for additional information.)
         If "not", please explain:
                                  --------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

8.   If any Beneficiary is not a relative or business associate, explain fully the insurable interest.

     -------------------------------------------------------------------------------------------------------------------------------
9.   Spouse's name and amount of life insurance in force.

     -------------------------------------------------------------------------------------------------------------------------------
10.  Estate planning.  Give full details.

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------
11.  Business insurance.  Give full reason for this insurance and nature of Applicant's interest.

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

12.  / / Check box if this is a qualified pension plan under administrator guidance (the beneficiary must be the trustee(s) of the pension plan and ownership must be with the trustee(s).

13.  Special Needs Coordinator (name if applicable)__________________________________________  Complete Form 1851.

14.  Source of Lead: / / a. Fraternal Activities  / / b. Money Mail Replier  / / c. Money Mail Non-Replier  / / d. Referral
                     / / e. Service Call          / / f. Cold Call           / / g. Other _________________________________________

15.  Complete if certificate is to be assigned:    Type of Assignment:  / / Collateral  / / Absolute

        To whom: __________________________________         Purpose: _________________________________________________

        Address: _____________________________________________________________________________________________________

The answers to each question of this Application were recorded in my presence exactly as given. I have rechecked all answers and calculations for correctness.

Signature of Registered Representative _____________________________________________________ Date ________________


VMW-120 (02-02)                                                8

                                         MODERN WOODMEN OF AMERICA IMPORTANT NOTICES
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IMPORTANT - MEDICAL INFORMATION BUREAU, INC.
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As part of the underwriting process, insurance organizations have, for many years, been following a procedure of information exchange. The following notice is to fully acquaint you with this procedure.

Information regarding your insurability will be treated as confidential. Modern Woodmen of America or its reinsurers may, however, make a brief report thereon to the Medical Information Bureau, a nonprofit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex
Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

Modern Woodmen of America or its reinsurers may also release information in its file to other companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

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IMPORTANT - FAIR CREDIT REPORTING ACT
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Federal law requires that notice of investigation be given to persons applying for insurance.

Modern Woodmen of America is proud of its record of service in providing its members with insurance protection at reasonable cost.
In order to maintain this record of service, and to determine qualification for the insurance applied for, the Society's
Underwriting Department evaluates each risk.

As part of the underwriting procedure, an Investigative Consumer Report may be prepared whereby information is obtained through personal interviews with your neighbors, friends and associates. This inquiry may include information as to your character, general reputation, personal characteristics, and mode of living. Upon written request, Modern Woodmen of America will provide you with additional information as to the nature and scope of the report, your right to review or obtain a copy of the report and the name and address of the Consumer Reporting Agency which prepared the report, if one is made.

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AUTHORIZATION AND ACKNOWLEDGEMENT STATEMENT
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The Society or its reinsurers may obtain information about the Proposed Insured from: any physician; medical professional; hospital, medical care facility; government agency; employer; insurance company or institution; consumer reporting agency; or Medical
Information Bureau, Inc. (MIB, Inc.). The purpose is to determine eligibility for insurance. The Society or its reinsurers may obtain personal information and any records available as to diagnosis, care, treatment and prognosis of any physical or mental condition, and may obtain an investigative consumer report.

To facilitate rapid submission of such information, all sources, except MIB, Inc. are authorized to give such information or records to any agency employed by the Society or its reinsurers to collect and transmit such information.

This Authorization includes information about mental health care, developmental disability care, and drug and alcohol abuse treatment. As it pertains to alcohol and drug information covered by Federal regulation, this may be revoked at any time by written notice to the Society, but any action taken before my written notice is received by the Society will not be affected.

I further understand and acknowledge that the information authorized for release may include records which may indicate the presence of communicable or venereal diseases, which may include, but are not limited to, diseases such as hepatitis, syphilis, gonorrhea and the Human Immunodeficiency Virus, also known as Acquired Immune Deficiency Syndrome (AIDS).

The Society may disclose information to: its reinsurers, those who perform services for the Society or its reinsurers, those companies to which I have applied or may apply for life or health insurance or benefits, and the Society's affiliates for claims handling, servicing, underwriting, insurance marketing, and other purposes. Disclosure may also be made when required or permitted by law.

I understand that I have the right to see personal information collected about me, and have the right to correct any information which may be wrong. I understand that I may obtain a description of the Society's information practices by requesting one from my agent or the Society at the address provided with my certificate.

This Authorization is valid for two and one-half years from the date below. A copy of this Authorization shall be as valid as the original.


VMW-120 (02-02)                                                9

                                     MODERN WOODMEN OF AMERICA IMPORTANT NOTICES
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IMPORTANT - NOTICE OF INSURANCE INFORMATION PRACTICES
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COLLECTION OF INFORMATION - In order to properly underwrite and administer the insurance coverage provided by the Society, and to evaluate the claims submitted under a certificate of insurance, the Society must collect a certain amount of necessary and helpful information. Why does the Society need such information? The information is needed to determine eligibility for insurance coverage or for benefits under such insurance coverage. This information is especially important because your life insurance cannot be canceled by the Society after it takes effect, except for nonpayment of premium. The Society recognizes that it is important to maintain a balance between its legitimate needs for information and the public's need for fairness in insurance information practices. Our most important source of information is you, whether you are an applicant, an existing certificate holder or a claimant. However, other sources of information are important to us also. The answers to commonly asked questions about our information practices follow.

From what sources may we collect information about you or any child proposed for coverage? We may collect such information from a physician, a medical professional, a hospital, clinic or other medical care or custodial institution, another insurance company, the Medical Information Bureau (described in the "Notice To Applicant" section on the prior page), a consumer reporting agency, an insurance-support organization, an employer, a business associate, a friend or a neighbor.

What types of personal information may we collect, and how may we collect it? We may collect information about you or any child proposed for coverage that relates to age, occupation, physical condition, health history, and information that relates to diagnosis, treatment and prognosis with respect to any physical or mental condition, including drug or alcohol abuse and mental illness, and information that relates to character, general reputation, personal characteristics, hobbies and mode of living. We may also examine public records.

To help us obtain such information, we may ask a consumer reporting agency or insurance-support organization to collect information and to submit an Investigative Consumer Report to us. That organization may retain a copy of the Report and may disclose its contents to other insurers for whom it performs such services.

DISCLOSURE OF INFORMATION - Under what circumstances may we disclose personal nonpublic information without your prior authorization? We disclose such information concerning you or a child proposed for coverage only as permitted or required by law.
We may disclose such information to home office or administrative center employees, or other persons, who need such information in order to perform professional, business or insurance functions for the Society. We may disclose limited information to your Modern
Woodmen of America agent so that your agent can most effectively be of service to you in the periodic updating and improvement of your insurance program. We may disclose such information to a consumer reporting agency or insurance-support organization hired to prepare investigative reports and to other insurance companies to which you have applied for insurance coverage or for benefits under an insurance contract. We may disclose such information to your attending physician or treating medical professional. We may also disclose such information as required by a subpoena or other order in a civil, criminal, or regulatory proceeding. In all of the situations described above, the information that may be disclosed will only be that information which is reasonably necessary to accomplish the purpose intended.

ACCESS AND CORRECTION - There are procedures by which you can obtain limited access to personal information about you appearing in our files. We have also established procedures by which you may request correction, amendment or deletion of any information in our files which you believe to be inaccurate or irrelevant. A description of these procedures will be sent to you upon request.

ADDITIONAL INFORMATION - We hope that you find this description of our information practices informative and helpful. We take our responsibilities and your rights very seriously. If you have any further questions or wish to request additional information as provided for in this Notice, please write to our National Secretary at the following address: National Secretary, Modern Woodmen of America, 1701 - 1st Avenue, Rock Island, IL 61201.


VMW-120 (02-02)                                               10

                                                MODERN WOODMEN OF AMERICA
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CONDITIONAL RECEIPT
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IT IS AGREED THAT UNLESS ALL CONDITIONS IN PARAGRAPH ONE ARE MET EXACTLY, NO INSURANCE WILL BECOME EFFECTIVE PRIOR TO DELIVERY OF
THE CERTIFICATE OF INSURANCE. NO AGENT OR REGISTERED REPRESENTATIVE OF THE SOCIETY IS AUTHORIZED TO ALTER OR WAIVE ANY CONDITIONS.

IT IS ALSO AGREED THAT NO PAYMENT IS MADE WITH RESPECT TO ANY PERSON PROPOSED FOR COVERAGE WHO HAS, WITHIN THE PAST 12 MONTHS, BEEN
TREATED FOR OR HAD HEART DISEASE, STROKE, OR CANCER.
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Received from  ______________________________________________on ___________________
                    (First, Middle, Last, Suffix)               (Month, Day, Year)

the sum of $_____________, being an amount at least equal to the full initial premium for the life insurance plan applied for in connection with this application.
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ONE. CONDITIONS WHICH MUST BE MET BEFORE INSURANCE MAY BECOME EFFECTIVE PRIOR TO DELIVERY OF THE CERTIFICATE.

A.   All medical  examinations,  tests,  X-rays,  electrocardiograms  and reports  required by Society rules must be completed and received within 60 days of the date of this receipt.

B.   On the Effective Date as defined below, the person proposed for coverage must be a risk acceptable to the Society under its rules, limits, and standards for the plan and the amount of insurance applied for without change and at the rate of premium paid.

C.   On the Effective  Date, the state of health and all factors  affecting the  insurability  of the person proposed for coverage must be as stated in applications required by the Society.

When every one of these conditions has been met, then insurance, as provided by the terms and conditions of the certificate of insurance applied for and in use by the Society on the Effective Date, will become effective as of the Effective Date. However, the amount of insurance shall not exceed the amount specified in Paragraph TWO.

"Effective Date" means the later of: (a) the date of the application; or (b) the date of completion of all medical examinations, tests, X-rays and electrocardiograms required by Society.

TWO. LIMITS PROVISION:  MAXIMUM AMOUNT OF INSURANCE WHICH MAY BECOME EFFECTIVE PRIOR TO DELIVERY OF THE CERTIFICATE.

The total amount of life insurance on the proposed insured which may become effective prior to delivery of the certificate of insurance applied for shall not exceed $300,000.

THREE.  RETURN OF MONEY TAKEN.

If one or more of the conditions in Paragraph ONE has not been met exactly, there shall be no liability on the part of the Society except to return the money taken.

FOUR.   EFFECTIVE DATE FOR CONVERSION OF TERM INSURANCE, EXERCISE OF GUARANTEED PURCHASE OPTION OR GUARANTEED INSURABILITY
OPTION/BENEFIT.

If this application is for the conversion of Term Insurance, then the new insurance applied for shall be effective at such time and under such conditions as specified in the provisions of the Term Insurance being converted.

If this application is for the exercise of a Guaranteed Purchase Option, Guaranteed Insurability Benefit or Guaranteed Insurability
Option, then the new insurance applied for shall be effective at such time and under such conditions as specified in the provisions of the Benefit or Option being exercised.
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THIS RECEIPT IS TO BE ISSUED ONLY IF THE REQUIRED
PAYMENT IS SUBMITTED WITH THE APPLICATION.                       ____________________________________
                                                                Signature of Registered Representative

I understand and agree to the terms, conditions, and limits of the receipt and the agreement in the application. These have been fully explained to me by the Registered Representative.

 -------------------------------                                         ----------------------------------
          Date                                                                   Signature of Applicant
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

VMW-120 (02-02)                                               11